ELITE ACCESS ADVISORY℠ (01/17)
INDIVIDUAL VARIABLE ANNUITY APPLICATION (VA780NY)

JACKSON®
NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

# Jackson National Life Insurance Company of New York®

**First Class Mail:** P.O. Box 30314
Lansing, MI 48909-7814

**Overnight Mail:** 1 Corporate Way
Lansing, MI 48951

Home Office: Purchase, NY 10577
www.jackson.com

**Customer Care:** 800-599-5651
**Bank or Financial Institution Customer Care:** 888-464-7779
**Fax:** 888-576-8383
**Hours:** 8:00 a.m. to 8:00 p.m. ET
**Email:** contactus@jackson.com

Linking/BIN/Brokerage Acct. Number (if applicable) [ ]

Jackson of NY® pre-assigned Contract Number (if applicable) [ ]

## Primary Owner

- **PLEASE PRINT CLEARLY**
- Please see the Good Order Checklist for additional requirements.

Type of Ownership:

☐ Individual/Joint ☐ Custodian ☐ Trust ☐ Corporation/Pension Plan ☐ Government Entity

For entity owned, tax qualified contracts (except for Trust owned), the entity owner's W-9 or substitute W-9 should be on file prior to taking a distribution. If not, the distribution may require the mandatory IRA Foreign Withholding.

Social Security Number [ ] or Tax ID Number [ ] Phone Number (include area code) [ ]

Sex ☐ Male ☐ Female | U.S. Citizen ☐ Yes ☐ No | Date of Birth (mm/dd/yyyy) [ ]

First Name [ ] Middle Name [ ] Last Name [ ]

Non-Natural Owner/Entity Name (if applicable) [ ] Email Address (print clearly) [ ]

Physical Address Line 1 (No P.O. Boxes) [ ] Physical Address Line 2 [ ]

Physical Address City [ ] State [ ] ZIP [ ]

Mailing Address Line 1 [ ] Mailing Address Line 2 [ ]

Mailing Address City [ ] State [ ] ZIP [ ]

NVDA 780 01/17 Page 1 of 10 **NV780 01/17**

Page 2 of 10 NV780 01/17 LONG-TERM SMART NVDA 780 01/17 First Name Middle Name Last Name Relationship to Owner Social Security Number Email Address Phone Number (include area code) (print clearly) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) First Name Middle Name Last Name Social Security Number Phone Number (include area code) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) No Joint Annuitant First Name Middle Name Last Name Relationship to Primary Annuitant Social Security Number Phone Number (include area code) Sex Male Female U.S. Citizen Yes No Physical Address Line 1 (No P.O. Boxes) City State ZIP Line 2 Date of Birth (mm/dd/yyyy) Joint Owner Primary Annuitant Joint Annuitant Complete this section if different than Owner. If Primary Annuitant section is left blank, the Annuitant will default to the Owner. Complete this section if different than Joint Owner. If Joint Annuitant section is left blank, the Joint Annuitant will default to the Joint Owner. In the case of Joint Owners, all correspondence and required documentation will be sent to the address of the Primary Owner.

LONG-TERM SMART

## Beneficiary(ies)

! It is required for Good Order that the Death Benefit Percentage be **whole numbers** and **must** total 100% for each beneficiary type. If Percentage of Death Benefit is left blank, all beneficiaries will receive equal shares.

☐ Primary | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP

- Please use form N3041 for additional beneficiaries.

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP

☐ Primary ☐ Contingent | Sex ☐ Male ☐ Female | Percentage of Death Benefit ____ %

Social Security Number | Date of Birth (mm/dd/yyyy) | Relationship to Owner

First Name | Middle Name | Last Name

Non-Natural Owner/Entity Name (if applicable) | Phone Number (include area code)

Physical Address Line 1 (No P.O. Boxes) | Line 2

City | State | ZIP

NVDA 780 01/17 Page 3 of 10 **NV780 01/17**

LONG-TERM SMART

## Premium Payment

Select method of payment and note approximate amount:

Check Attached $ ______ Check In Transit $ ______ Wire $ ______

External Transfer $ ______ Internal Transfer $ ______

## Annuity Type

☐ IRA - Traditional* ☐ Non-Tax Qualified ☐ Roth IRA* ☐ SEP ☐ 403(b) TSA

☐ Stretch IRA ☐ Non-Qualified Stretch ☐ Roth Conversion Other: ______

*Tax Contribution Years and Amounts:

Year: ______ $ ______ Year: ______ $ ______

## Statement Regarding Replacement of Existing Policies or Annuity Contracts

! It is required for Good Order that this entire section be completed.

**Do you intend to replace an existing life insurance policy or annuity contract?** ☐ **No** ☐ **Yes**

**Jackson of NY pre-assigned Contract number:** ______

**Please complete all necessary forms as required by New York Regulation 60.**

- If replacing, please provide the Jackson National Life Insurance Company of New York (Jackson of NY) pre-assigned Contract number.

## Transfer Information

Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. **Jackson of NY will only request the funds if the "Client Initiated" section is left blank or checked "No."**

- One account number per box. Please also submit form N3783 for external transfers.

| Transfer Type | Client Initiated | Company releasing funds | Account number | Maturity date | Anticipated transfer amount |
|---|---|---|---|---|---|
| ☐ Full<br>☐ Partial | ☐ Yes<br>☐ No | | | | $ |
| ☐ Full<br>☐ Partial | ☐ Yes<br>☐ No | | | | $ |

Non-Qualified Plan Types: ☐ IRC 1035 Exchange ☐ Non-1035 Exchange

All Other Plan Types: ☐ Direct Transfer ☐ Direct Rollover ☐ Non-Direct Rollover

## Annuitization/Income Date

**Specify Income Date** (mm/dd/yyyy) ______

**If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract.**

NVDA 780 01/17 Page 4 of 10 **NV780 01/17**

LONG-TERM SMART

## Premium Allocation

! Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

! **Total number of allocation selections may not exceed 99.**

| % | Traditional Investments |
|---|---|
| | **Equity Investments** |
| | JNL® Multi-Manager Mid Cap (663) |
| | JNL Multi-Manager Small Cap Growth (116) |
| | JNL Multi-Manager Small Cap Value (208) |
| | JNL/American Funds® Growth (395) |
| | JNL/American Funds Growth-Income (342) |
| | JNL/The Boston Company Equity Income (606) |
| | JNL/DFA U.S. Core Equity (115) |
| | JNL/DFA U.S. Micro Cap (612) |
| | JNL/Franklin Templeton Income (075) |
| | JNL/Invesco Small Cap Growth (195) |
| | JNL/JPMorgan MidCap Growth (101) |
| | JNL/Mellon Capital Nasdaq® 100 (222) |
| | JNL/Mellon Capital S&P® 400 MidCap Index (124) |
| | JNL/Mellon Capital S&P 500® Index (123) |
| | JNL/Mellon Capital Small Cap Index (128) |
| | JNL/PPM America Mid Cap Value (293) |
| | JNL/The London Company Focused U.S. Equity (639) |
| | JNL/T. Rowe Price Established Growth (111) |
| | JNL/T. Rowe Price Value (149) |
| | JNL/WMC Balanced (104) |

| % | Traditional Investments |
|---|---|
| | **International** |
| | JNL/American Funds Global Growth (638) |
| | JNL/American Funds International (343) |
| | JNL/Causeway International Value Select (126) |
| | JNL/Epoch Global Shareholder Yield (397) |
| | JNL/Franklin Templeton International Small Cap Growth (250) |
| | JNL/Harris Oakmark Global Equity (656) |
| | JNL/Invesco China-India (273) |
| | JNL/Invesco International Growth (113) |
| | JNL/Lazard Emerging Markets (077) |
| | JNL/Lazard International Strategic Equity (630) |
| | JNL/Mellon Capital Emerging Markets Index (349) |
| | JNL/Mellon Capital International Index (129) |
| | JNL/Oppenheimer Emerging Markets Innovator (657) |
| | JNL/WCM Focused International Equity (640) |

| % | Traditional Investments |
|---|---|
| | **Sector** |
| | JNL/Mellon Capital Communications Sector (191) |
| | JNL/Mellon Capital Consumer Brands Sector (185) |
| | JNL/Mellon Capital Financial Sector (189) |
| | JNL/Mellon Capital Healthcare Sector (188) |
| | JNL/Mellon Capital Oil & Gas Sector (190) |
| | JNL/Mellon Capital Technology Sector (187) |
| | JNL/Mellon Capital Utilities Sector (635) |

| % | Traditional Investments |
|---|---|
| | **Specialty** |
| | JNL/DoubleLine® Shiller Enhanced CAPE® (659) |
| | JNL/Mellon Capital European 30 (299) |
| | JNL/Mellon Capital Index 5 (242) |
| | JNL/Mellon Capital Pacific Rim 30 (298) |
| | JNL/Mellon Capital S&P 24 (074) |
| | JNL/Mellon Capital S&P SMid 60 (248) |
| | JNL/S&P 4 (292) |
| | JNL/S&P Competitive Advantage (274) |
| | JNL/S&P Dividend Income & Growth (278) |
| | JNL/S&P Intrinsic Value (279) |
| | JNL/S&P Total Yield (280) |
| | JNL/S&P International 5 (654) |
| | JNL/S&P Mid 3 (363) |

**PREMIUM ALLOCATIONS CONTINUED ON PAGE 6.**

NVDA 780 01/17 Page 5 of 10 **NV780 01/17**

LONG-TERM SMART

## Premium Allocation (Continued from page 5)

Tell us how you want your annuity Premiums invested. Whole percentages only. **TOTAL ALLOCATION MUST EQUAL 100%.**

**Total number of allocation selections may not exceed 99.**

| % | Traditional Investments – Fixed Income |
|---|---|
| | JNL/Crescent High Income (660) |
| | JNL/DoubleLine Emerging Markets Fixed Income (661) |
| | JNL/DoubleLine Total Return (636) |
| | JNL/Franklin Templeton Global Multisector Bond (348) |
| | JNL/Goldman Sachs Emerging Markets Debt (059) |
| | JNL/JPMorgan U.S. Government & Quality Bond (109) |
| | JNL/Mellon Capital Bond Index (133) |
| | JNL/Neuberger Berman Strategic Income (361) |
| | JNL/PIMCO Credit Income (604) |
| | JNL/PIMCO Real Return (078) |
| | JNL/PIMCO Total Return Bond (127) |
| | JNL/PPM America Floating Rate Income (346) |
| | JNL/PPM America High Yield Bond (136) |
| | JNL/PPM America Total Return (662) |
| | JNL/Scout Unconstrained Bond (648) |
| | JNL/T. Rowe Price Short-Term Bond (076) |
| | JNL/WMC Money Market (107) |

| % | Alternative Investments – Alternative Assets |
|---|---|
| | JNL/BlackRock Natural Resources (066) |
| | JNL/Brookfield Global Infrastructure and MLP (347) |
| | JNL/Invesco Global Real Estate (206) |
| | JNL/Neuberger Berman Risk Balanced Commodity Strategy (643) |

| % | Alternative Investments – Alternative Assets (cont. from previous column) |
|---|---|
| | JNL/Red Rocks Listed Private Equity (300) |
| | JNL/Van Eck International Gold (615) |

| % | Alternative Investments – Alternative Strategies |
|---|---|
| | JNL Multi-Manager Alternative (655) |
| | JNL/AQR Managed Futures Strategy (379) |
| | JNL/AQR Risk Parity (641) |
| | JNL/BlackRock Global Long Short Credit (628) |
| | JNL/Boston Partners Global Long Short Equity (653) |
| | JNL/Eaton Vance Global Macro Absolute Return Advantage (629) |
| | JNL/FAMCO Flex Core Covered Call (398) |
| | JNL/Goldman Sachs U.S. Equity Flex (068) |
| | JNL/Neuberger Berman Currency (614) |
| | JNL/Nicholas Convertible Arbitrage (603) |
| | JNL/PPM America Long Short Credit (631) |
| | JNL/Westchester Capital Event Driven (658) |

| % | Tactically Managed Strategies |
|---|---|
| | JNL Tactical ETF Conservative (389) |
| | JNL Tactical ETF Moderate (390) |
| | JNL Tactical ETF Growth (391) |
| | JNL/BlackRock Global Allocation (345) |
| | JNL/FPA + DoubleLine Flexible Allocation (305) |
| | JNL/T. Rowe Price Capital Appreciation (637) |

| % | Risk Management Strategies |
|---|---|
| | JNL/AB Dynamic Asset Allocation (644) |
| | JNL/MMRS Conservative (645) |
| | JNL/MMRS Moderate (647) |
| | JNL/MMRS Growth (646) |

| % | Guidance Portfolios® – Focused |
|---|---|
| | JNAM Guidance - Equity 100 (610) |
| | JNAM Guidance - Fixed Income 100 (611) |
| | JNAM Guidance - Alt 100 (388) |

| % | Guidance Portfolios – Interest Rate/Inflation Sensitive |
|---|---|
| | JNAM Guidance - Interest Rate Opportunities (620) |
| | JNAM Guidance - Real Assets (619) |

| % | Guidance Portfolios – Other |
|---|---|
| | JNL Alt 65 (304) |

| % | Guidance Portfolios – Diversified - Strategic |
|---|---|
| | JNAM Guidance - Conservative (380) |
| | JNAM Guidance - Moderate (381) |
| | JNAM Guidance - Moderate Growth (383) |
| | JNAM Guidance - Growth (616) |
| | JNAM Guidance - Maximum Growth (384) |

NVDA 780 01/17 Page 6 of 10 **NV780 01/17**

LONG-TERM SMART

## Systematic Investment (periodic premium reallocation program)

- Only the Investment Division(s) as selected in the Premium Allocation section can participate in Automatic Rebalancing.
- Other Systematic Investment Options may be available. Please see Systematic Investment form (NV5485).

**Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 9.**

**Automatic Rebalancing.**

I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation section using the frequency and start date below. If both frequency and start date are left blank, Automatic Rebalancing will not be established.

**Frequency:** ☐ Monthly ☐ Quarterly ☐ Semiannually ☐ Annually

**Start Date** (mm/dd/yyyy): ________ **OR** ☐ Immediately after issue

**Note:** If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at which the transfer will occur does not always include this date, Jackson of NY will default the start date and all subsequent transfer dates to the 28th.

## Telephone/Electronic Transfer Authorization

- **If no election is made, Jackson of NY will default to "No."**
- This authorization is not extended to Authorized Callers.

By checking "Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, from any Joint Owner, or from my (our) Producer/Representative, subject to Jackson of NY's administrative procedures.

**Do you consent to Telephone/Electronic Transfer Authorization?** ☐ **Yes** ☐ **No**

I (We) release Jackson of NY, its affiliates, subsidiaries, and agents from all damages related in any way to its acting upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us).

**To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form, (NV3982).**

## Authorized Caller

- This authorization is not extended to Telephone/ Electronic Transfer Authorization.

If you want to authorize an individual other than your Producer/Representative to receive Contract information via telephone, please list that individual's information here.

| First Name | Middle Name | Last Name |
|---|---|---|
| | | |

| Social Security Number | Date of Birth (mm/dd/yyyy) |
|---|---|
| | |

NVDA 780 01/17 Page 7 of 10 NV780 01/17

LONG-TERM SMART

## Electronic Delivery Authorization

- If no election is made, Jackson of NY will default to "No."
- **Selection of "ALL DOCUMENTS" excludes quarterly statements.**
- Please provide one email address and print clearly.
- If you authorize Electronic Delivery but do not provide an email address or the address is illegible, Electronic Delivery will not be initiated.

**Do you consent to Electronic Delivery of documents?** ☐ **Yes** ☐ **No**

GO GREEN. IT'S ONLY NATURAL.

Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents."

☐ **ALL DOCUMENTS** ☐ Prospectuses and prospectus supplements ☐ Annual and Semiannual reports

☐ Periodic and immediate confirmation statements ☐ Other Contract-related correspondence

My email address is: ______________________

I (We) will notify the company of any new email address.

This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of a document's availability on Jackson of NY's website. For jointly owned contracts, all Joint Owners are consenting to electronic delivery and use of the single email address above. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal Service for compliance reasons. Registration on Jackson of NY's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form.

NVDA 780 01/17 Page 8 of 10 **NV780 01/17**

Client Acknowledgments Page 9 of 10 NV780 01/17 LONG-TERM SMART NVDA 780 01/17 Notice to Applicant Owner's Signature Date Signed (mm/dd/yyyy) State where signed Owner's Title (required if owned by an Entity) Date Signed (mm/dd/yyyy)Joint Owner's Signature Date Signed (mm/dd/yyyy) Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Joint Annuitant's Signature (if other than Joint Owner) Client Signatures State where signed 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. To the best of my (our) knowledge and belief the Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that Jackson of NY issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative. Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency It is required for Good Order that all applicable parties to the Contract sign here. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss in a declining market. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. This application will be attached to and made part of the Contract.

Page 10 of 10 NV780 01/17 LONG-TERM SMART NVDA 780 01/17 Producer/Representative Acknowledgments Producer/Representative #1 Signature Date Signed(mm/dd/yyyy) First Name Middle Name Last Name Email Address Business Phone Number (include area code) Jackson of NY Prod./Rep. No. Producer/Representative Name #2 Producer/Representative Name #3 Jackson of NY Producer/Representative No. Jackson of NY Producer/Representative No. (print clearly) Extension Producer/Representative Name #4 Jackson of NY Producer/Representative No. By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs. 3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 4. I have complied with requirements for disclosures and/or replacements as necessary. If more than one Producer/Representative is participating on this case, please provide the additional Producer/Representative names and Jackson of NY Producer/Representative numbers.